UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

IMPACT BIOMEDICAL INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42212	85-3926944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Broadfield Blvd., Suite 130, Houston, TX	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 415-6576

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBO	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On November 2, 2026, the Company released a press release relating to the effectiveness of its Form F-4 registration statement (the “Registration Statement”) in connection with the proposed merger with Zoar Limited (f/k/a Dr Ashleys Limited).

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause the Company’s actual results and financial position to differ materially. These risks and uncertainties include uncertainties associated with market conditions and other risks described under the heading “Risk Factors” in the Company’s SEC Filings on Form 10-K and Form 10-Q. The Company assumes no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date hereof.

Additional Information and Where to Find It

In connection with the proposed transaction, Zoar Limited has filed with the SEC a Registration Statement on Form F-4 that includes a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Impact’s stockholders as of a record date to be established by Impact’s board of directors for voting on the business combination (“Business Combination”). Impact may also file other relevant documents regarding the Business Combination with the SEC. Impact’s stockholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with Impact’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed merger, because these documents will contain important information about Impact, Zoar Labs Limited, Zoar Limited and the proposed merger. Stockholders of Impact may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed merger and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Impact’s Chief Executive Officer at 275 Wiregrass Pkwy, Henrietta, New York 14586.

Participants in the Solicitation

Impact, Zoar Limited, Zoar Labs, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Impact stockholders in connection with the proposed merger. Information about Impact’s directors and executive officers is set forth in Impact’s filings with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and the Proxy statement/Prospectus included therein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 2, 2026
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

IMPACT BIOMEDICAL INC.

Date: November 3, 2026	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer